UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
Washington, D.C. 20549 FORM 8-K/A (Amendment No. 1)	Expires: April 30, 2015 Estimated average burden hours per response. 5.71

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2013

North American Oil & Gas Corp.
(Exact name of registrant as specified in its charter)

Nevada
(State of other jurisdiction of incorporation)

333-172896
(Commission File Number)

98-087028
(IRS Employer Identification No.)

56 E. Main Street, Suite 202
Ventura, California 93001
(Address of principal executive offices) (Zip Code)

(805) 643-0385
Registrant’s telephone number, including area code
___________________________________________
(Former name or former address, if changed since last report.)

Copies to:
Aaron Botti, Esq.
Musick, Peeler & Garrett LLP
2801 Townsgate Road, Suite 200
Westlake Village, California 93021
Telephone No.: (805) 418-3110
Facsimile No.: (805)418-3101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.   This Form 8-K/A is being filed to clarify the timing of the two events reported on the Current Report on Form 8-K filed June 18, 2013 for   North American Oil and Gas Corp. (“the Company”). T he Company wants to clarify that the annual meeting for the Company was held at approximately 1:30 p.m ., pacific time, on June 10, 2013. There were no proxies solicited, and the majority of shareholders had , prior to the meeting date, given proxies ratifying Eide Bailly LLP as the Company’s public accountant.   Subsequent to the meeting , at approximately 5:00 p . m ., pacific time, on June 10, 2013 , Eide Bailly LLP and the Company mutually agreed to terminate Eide Bailly LLP as the Company’s public accounting firm.

Item 4.01- Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

i.
On June 10, 2013, at approximately 5:00 p.m., pacific time , North American Oil & Gas Corp. (the “Company”) and Eide Bailly LLP (“Eide Bailly”) formally informed each other of their mutual termination of Eide Bailly as the Company’s independent registered public accounting firm.

ii.
The reports of Eide Bailly on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011 and for the period from June 10, 2010 (date of inception) to December 31, 2012, and through March 31, 2013   contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

iii.	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

iv.
During the year ended December 31, 2012 and for the period from June 10, 2011 (date of inception) to December 31, 2012, and through June 10, 2013 (date of dismissal) , there have been no disagreements with Eide Bailly on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Eide Bailly would have caused them to make reference thereto in connection with their report on the financial statements for such years.

v.	The Company has requested that Eide Bailly furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

Item 5.07 –Submission of Matters to a Vote of Security Holders

On June 10, 2013 at approximately 1:30 p . m ., pacific time, in the Company’s offices, the Company held its first annual meeting. Proxies were not solicited, as a majority of shareholder votes, 30,200,000, were given approving the following:

1)	By unanimous vote the shareholders elected Robert Rosenthal, Donald Boyd, Gregory Renwick and Cosimo Damiano as members of the Board of Directors. Each Director will serve for a one-year term.

2)	By unanimous vote the shareholders approved the Executive Officer’s compensation.

3)	By unanimous vote the shareholders approved to vote once every three years for the advisory vote on Executive Compensation.

4)	By unanimous vote the shareholders ratified the appointment of Independent auditors Eide Bailly LLP.

Item 9.01 - Financial Statements and Exhibits

16.1     Letter of Eide Bailly dated   July 2 , 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North American Oil & Gas Corp.
(Registrant)

Date: July 2 , 2013	/s/ Robert Rosenthal
(Signature)*

Name: Robert Rosenthal Title: President and Chief Executive Officer (principal executive officer)